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                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 31, 1997 included in American Real Estate Investment Corporation's Form 10-KSB for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                         ARTHUR ANDERSEN LLP


Denver, Colorado
April 11, 1997



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